As filed with the Securities and Exchange Commission on January 26, 1994


                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                           _____________________

                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of

                    The Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported):
                             January 17, 1994

              Exact name of Registrant as
              specified in its charter,
Commission    address of principal                State of       I.R.S. Employer
File No.      executive offices, telephone     Incorporation    Identification No.

1-8349        FLORIDA PROGRESS CORPORATION        Florida            59-2147112
              One Progress Plaza
              St. Petersburg, Florida 33701
              Telephone (813) 824-6400

1-3274        FLORIDA POWER CORPORATION           Florida            59-0247770
              3201 34th Street South
              St. Petersburg, Florida 33711
              Telephone (813) 866-5151

The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation ("Florida Progress") and Florida Power Corporation ("Florida Power"). Information contained herein relating to any individual registrant is filed by each registrant on its own behalf. Neither registrant makes any representations as to the information relating to the other registrant.

Item 5.   Other Events


     In light of ongoing securities offerings by Florida Progress and its subsidiaries, including Florida Power and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the Florida Progress and Florida Power Annual Reports on Form 10-K for the year ended December 31, 1993:

     1. Workforce reductions. Florida Power issued a press release dated January 17, 1994 and Florida Progress issued a related Investor Information Report of even date therewith reporting that Florida Power is eliminating approximately 300 positions in a continuing effort to streamline its organization. Copies of the press release and report are being filed herewith as Exhibits 99(a) and 99(b), respectively.

     2. Earnings release. Florida Progress issued a press release dated January 24, 1994 and a related Investor Information report of even date therewith reporting 1993 earnings. Copies of the press release and report are being filed herewith as Exhibits 99(c) and 99(d), respectively.


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Number
(by reference to
Item 601 of
Regulation S-K)    Description of Exhibit

99(a)              Florida Power Corporation News Release dated January 17, 1994

99(b)              Florida Progress Corporation Investor Information Report
                    dated January 17, 1994

99(c)              Florida Progress Corporation News Release dated
                    January 24, 1994

99(d)              Florida Progress Corporation Investor Information Report
                    dated January 24, 1994

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FLORIDA PROGRESS CORPORATION

                              FLORIDA POWER CORPORATION

                                   /s/ Jeffrey R. Heinicka
                              By:__________________________
                                    Jeffrey R. Heinicka
                                    Vice President and Treasurer
                                      of each Registrant



Date:  January 24, 1994

                               EXHIBIT INDEX



Exhibit No.    Description of Exhibit

99(a)          Florida Power Corporation News Release dated January 17, 1994

99(b)          Florida Progress Corporation Investor Information Report dated
                     January 17, 1994

99(c)          Florida Progress Corporation News Release dated January 24, 1994

99(d)          Florida Progress Corporation Investor Information Report dated
                January 24, 1994